Exhibit 99.02

iGATE CORPORATION RECEIVES

NOTICE OF NON-COMPLIANCE FROM NASDAQ

Pittsburgh, Pennsylvania – April 11, 2005 – As announced on April 7, 2005, iGATE Corporation (Nasdaq: IGTEE) filed its 2004 Annual Report on Form 10-K (“Form 10-K”) with the Securities and Exchange Commission. Based upon this filing and initial discussions with Nasdaq, the Company believed that it was again in compliance for continued listing on Nasdaq. However, further discussions with Nasdaq revealed that Nasdaq has concluded that the Company will not be in compliance with the Nasdaq listing standards until the Company completes its assessment of internal controls under Section 404 of the Sarbanes-Oxley Act and includes management’s annual report on internal control over financial reporting and the related attestation report of the independent registered public accounting firm in an amendment to the Form 10-K. As a result of this conclusion, the notice of delisting issued to the Company on April 5, 2005 is still in effect and the fifth character “E” that was appended to the Company’s trading symbol on April 7, 2005 will remain.

The delisting notice provides that the Company’s common stock is subject to delisting from Nasdaq at the opening of business on April 14, 2005 as a result of noncompliance with Nasdaq Marketplace Rule 4310(c)(14) unless the Company requests a timely hearing with a Nasdaq Listing Qualifications Panel to appeal such delisting. The Company has made such an appeal. This request for a hearing will stay the delisting action pending the issuance of a written determination by a Nasdaq Listing Qualifications Panel.

The Company is working diligently to complete its management report on internal control over financial reporting and expects to file its report and the related attestation report of the independent registered public accounting firm in an amendment to the Form 10-K prior to May 2, 2005. There can be however no assurances that Nasdaq will grant the Company’s request for continued listing.

About iGATE Corporation:

iGATE Corporation (Nasdaq: IGTE) is the first fully integrated technology and operations firm with a global service model. iGATE Corporation, through its offshore subsidiary iGATE Global Solutions Ltd., enables clients to optimize their business through a combination of process investment strategies, technology leverage and business process outsourcing and provisioning. Services include consulting, enterprise data management and data warehousing, business intelligence and analytics, design, development, system integration, package evaluation and implementation, re-engineering and maintenance. iGATE Corporation also offers IT Professional Services in the areas of packaged application implementation, custom development, web services and business intelligence.

The company services more than 500 clients across five continents. Clients rely on iGATE because of our high quality of service, our responsiveness and our cost-effective global reach. More information on iGATE is available at http://www.igatecorp.com.

Some of the statements in this news release that are not historical facts are forward-looking statements. These forward-looking statements include our financial, growth and liquidity projections as well as statements concerning our plans, strategies, intentions and beliefs concerning our business, cash flows, costs and the markets in which we operate. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify certain forward-looking statements. These statements are based on information currently available to us, and we assume no obligation to update these statements as circumstances change. There are risks and uncertainties that could cause actual events to differ materially from these forward-looking statements. These risks include, but are not limited to, our ability to predict our financial performance, the level of market demand for our services, the highly-competitive market for the types of services that we offer, the impact of competitive factors on profit margins, market conditions that could cause our customers to reduce their spending for our services, our ability to create, acquire and build new businesses and to grow our existing businesses, our ability to attract and retain qualified personnel, our ability to reduce costs and conserve cash, currency fluctuations and market conditions in India and elsewhere around the world, political and military tensions in India and South Asia, changes in generally accepted accounting principles and/or their interpretation and other risks that are described in more detail in our filings with the Securities and Exchange Commission including our Form 10-K for the year ended December 31, 2004.